Subsequent Events - Additional Information (Detail) (USD $) In Thousands, except Share data, unless otherwise specified		1 Months Ended	3 Months Ended	12 Months Ended	1 Months Ended
	Dec. 31, 2012	May 07, 2013 Subsequent Event	Mar. 31, 2013 2012 Equity Incentive Plan	Dec. 31, 2012 2012 Equity Incentive Plan	Apr. 08, 2013 2012 Equity Incentive Plan Subsequent Event
Subsequent Event [Line Items]
Increase in shares available for issuance			2,100,000	2,100,000	2,000,000
Merger agreement date		May 07, 2013
Common stock conversion basis		At the effective time of the Merger, each outstanding share of Market Leader common stock will be converted into the right to receive (a) $6.00 in cash, without interest, and subject to applicable withholding tax, and (b) 0.1553 of a share of the Company's common stock, for a total purchase consideration of $355 million.
Common stock conversion right to receive cash per share		$ 6
Common stock conversion ratio		0.1553
Total purchase consideration	$ 2,218	$ 355,000